EPIPHANY FUNDS

Epiphany Core Equity Fund

Supplement

Dated December 13, 2007 to Class N Statement of Additional Information
Dated January 5, 2007

Dated December 13, 2007 to Class A and Class C Statement of Additional Information
Dated June 26, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

Under the Section entitled "INVESTMENT ADVISORY AND OTHER SERVICES" and the subheading "Investment Adviser" the first paragraph is updated with the following:

"The trustees selected Trinity Fiduciary Partners, LLC as the investment adviser to the Fund. Keith Hutton owns more than 25% of the Adviser and is deemed to control the Adviser. As managing members and owners of a combined controlling interest, Samuel Saladino and Adam Auten retain control over the operations of the Adviser."

Please keep this Statement of Additional Information Supplement with your records.